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                            Prudential Mutual Funds
                       Supplement dated November 18, 1996
    The following information supplements the Statement of Additional Information of each of the Funds listed below:
    On October 30, 1996, shareholders voted for the proposals summarized below. Election of Directors/Trustees
    All Funds. The shareholders elected each of Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil, III as Directors/Trustees to each of the Funds.
Investments in Securities of Other Investment Companies
    Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Municipal Bond Fund and Prudential National Municipals Fund, Inc. Each Fund's investment restriction regarding the purchase of shares of investment companies has been modified to permit each Fund (or Series thereof) to invest up to 10% of its total assets in the shares of other investment companies. Generally, the Funds (or Series) will not invest more than 5% of their total assets in such securities. To the extent that a Fund (or Series) does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.
Investment in Unseasoned Issuers
    Prudential Diversified Bond Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Mortgage Income Fund, Inc. and Prudential Municipal Bond Fund, Inc. The restriction regarding the purchase of securities issued by unseasoned issuers (companies less than three years old) is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Director/Trustees without shareholder approval.
Increase in Borrowing Capabilities
    Prudential Municipal Bond Fund and Prudential National Municipals Fund, Inc. Each Fund's investment restriction regarding borrowing capabilities has been modified to permit each Fund (or Series) to borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to permit each Fund (or Series) to pledge up to 33 1/3% of the value of its total assets to secure permitted borrowings. Prudential Municipal Bond Fund may also borrow to take advantage of investment opportunities. In the event that a Fund's (or Series') asset coverage for borrowings falls below 300%, the Fund (or Series) will take prompt action to reduce its borrowings as required by applicable law.
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Investments In Non-Fixed Income Equity Securities
    Prudential High Yield Fund, Inc. The Fund's fundamental restriction number 1 which currently reads as follows:
The Fund may not:
    (i) Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed-income securities.
is eliminated.
Securities Lending
    Prudential High Yield Fund, Inc. The Fund's fundamental restriction number 12 is modified to read as follows:
    The Fund may not:
    (9) Make loans of money or securities, except through the purchase of debt obligations, bank debt (ie, loan participations), repurchase agreements and loans of securities.
    Prudential National Municipals Fund, Inc. The Fund's fundamental restriction number 7 is modified to read as follows:
    The Fund may not:
    (7) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements.
Futures Contracts and Options Thereon
    Prudential High Yield Fund, Inc. The Fund's Investment Restrictions have been modified to permit the Fund to engage in futures transactions and related options for hedging, risk management and return enhancement.
Prudential National Municipals Fund, Inc.
    The Fund's investment restrictions have been modified to expand the Fund's use of futures contracts so that the Fund is permitted to engage in futures transactions for risk management and return enhancement as well as for hedging purposes.
Purchase of Puts and Calls
    Prudential National Municipals Fund, Inc. The Fund's investment restriction that prohibits the Fund from the purchase or sale of puts, calls or combination thereof is eliminated. The Fund is permitted to purchase and sell puts, calls and combinations thereof on securities that the Fund may invest in as well as utilize puts, calls and combinations thereof in connection with futures contracts. By expanding the types of options that it may purchase and sell, the Fund could be subject to additional risks that it is not currently subject to including the occurrence of events that could result in the absence of a liquid secondary market for such options.
Elimination of Investment Restriction Limiting Investment to Only Those Securities Described in the Investment Objective and Policies Section of the Prospectus and SAI
    Prudential National Municipals Fund, Inc. The investment restriction that prohibits the Fund from investing in municipal bonds and notes not specifically described in the Fund's prospectus and statement of additional information is eliminated. This investment restriction limited the Fund's investments to those
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securities and instruments which were described in the Fund's prospectus many years ago and did not allow for the purchase of securities and other instruments which have developed in responses to market conditions since that time. Elimination of the restriction enables the Fund's Board of Directors to approve investments not presently described in the Fund's prospectus which are consistent with the Fund's investment objective. These investments may entail additional risks.
Investment Objectives and Policies--General
Prudential Municipal Bond Fund
    The Fund expects that normally a Series will not invest more than 25% of its total assets in any one sector of the municipal obligations market, including: hospitals; nursing homes, retirement facilities and other health facilities; turnpikes and toll roads; solid waste and resource recovery; ports and airports; colleges, universities and other educational facilities; state and local housing finance programs; obligations of municipal water and sewer utilities systems; obligations of municipal electric and gas utilities systems; or other industrial development and pollution control facilities. However, depending upon prevailing market conditions, a Series may have more than 25% of its total assets invested in any one sector of the municipal obligations market. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a Series is concentrated in such investments, could affect the value or liquidition of the Series' portfolio.
    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information (SAI) to which this Supplement relates.

Name of Fund                                                  SAI Date
Prudential Diversified Bond Fund, Inc.                        April 26, 1996
Prudential Government Income Fund, Inc.                       April 30, 1996
Prudential Government Securities Trust                        January 29, 1996
Prudential High Yield Fund, Inc.                              March 1, 1996
Prudential Mortgage Income Fund, Inc.                         April 29, 1996
Prudential Municipal Bond Fund                                June 28, 1996
Prudential National Municipals Fund, Inc.                     February 29, 1996
Prudential Structured Maturity Fund, Inc.                     March 1, 1996

MF960C-8 (11/18/96)